UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 4, 2013

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 345
Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  303-675-1194

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure. *

Paul W. Taylor, President and Chief Executive Officer of Guaranty Bancorp, and Christopher G. Treece, Executive Vice President, Chief Financial Officer and Secretary of Guaranty Bancorp, will be attending the Sandler O’Neill West Coast Financial Services Conference in Marina del Ray, CA on Tuesday, March 5, 2013 and will be meeting with current and prospective investors.

A copy of the presentation materials that Messrs. Taylor and Treece will be providing to current and prospective investors at the conference is attached as Exhibit 99.1 of this Form 8-K.  The presentation is also available on the company’s website at www.gbnk.com under the section entitled “Presentations”.

Item 9.01              Financial Statements and Exhibits.*

(d) Exhibits.

The following exhibit is being furnished herewith:

99.1

Copy of presentation materials Guaranty Bancorp intends to provide to current and prospective investors on March 5, 2013 at the Sandler O’Neill West Coast Financial Services Conference in Marina del Ray, CA.

* The information furnished under Items 7.01 and 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Registrant under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

	By:	/s/ Christopher G. Treece
Name: Christopher G. Treece
Title: Executive Vice President, Chief
Financial Officer and Secretary

Date: March 4, 2013